                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 9, 2006

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

---------------------------------                ------------------------------
             Delaware                                      22-3410353
   (State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                      Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 9, 2006, Suburban Propane, L.P. (the "Operating Partnership")
entered into the Third Amendment ("Amendment") to the Third Amended and Restated
Credit Agreement, dated as of October 20, 2004 (as amended by the First
Amendment thereto dated March 17, 2005 and the Second Amendment thereto dated
August 25, 2005; the "Credit Agreement"), by and among the Operating
Partnership, the

lenders party thereto and Wachovia Bank, National Association, as Administrative
Agent. The Amendment authorizes the Operating Partnership to incur indebtedness, in addition to that otherwise permitted by the Credit Agreement, (a) in connection with capital leases (as defined in the Credit Agreement) in an amount not to exceed $10 million on any date of determination, and (b) short-term borrowings during the period from December 1 to April 1 in each fiscal year of the Operating Partnership, up to $20 million on terms reasonably satisfactory to the Administrative Agent and not more restrictive than those set forth in the
Credit Agreement. The Amendment provides the Operating Partnership with additional financial flexibility for general corporate working capital purposes during periods of peak seasonal demand, if necessary. There have been no new borrowings under the Amendment and the Operating Partnership does not expect to incur additional indebtedness under the Amendment during fiscal 2006.

The Third Amendment is filed as an exhibit to this Current Report on Form 8-K.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01., which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     10.1    Third Amendment to Third Amended and Restated Credit Agreement,
             dated as of February 9, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2006             SUBURBAN PROPANE PARTNERS, L.P.
                              By: /s/ MICHAEL A. STIVALA
                              --------------------------
                              Name: Michael A. Stivala
                              Title: Controller and Chief Accounting Officer

EXHIBITS

Exhibit No.     Exhibit
10.1            Third Amendment to Third Amended and Restated Credit Agreement,
                dated as of February 9, 2006.